UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021

ALPHATEC HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52024	20-2463898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1950 Camino Vida Roble

Carlsbad, California 92008

(Address of Principal Executive Offices)

(760) 431-9286

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	ATEC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01	Completion of Acquisition or Disposition of Assets

As previously announced, on December 16, 2020, Alphatec Holdings, Inc. (“ATEC” or the “Company”), entered into a Tender Offer Agreement (the “Tender Offer Agreement”) with EOS imaging S.A., a société anonyme organized and existing under the laws of France (“EOS”), pursuant to which ATEC or one of its affiliates would commence a public tender offer (the “Offer”) to purchase all of the issued and outstanding ordinary shares, nominal value €0.01 per share (collectively, the “EOS Shares”), and outstanding convertible bonds (“OCEANEs”), of EOS. Additional information about the Tender Offer Agreement and the Offer are provided in the Company’s Current Report on Form 8-K filed on December 17, 2020.

On May 13, 2021, ATEC completed the purchase of 15,815,971 EOS Shares and 2,312,074 OCEANEs pursuant to the Offer. After the completion of the initial Offer, the Company’s holdings of EOS represent approximately 89.1% of the outstanding EOS Shares and 57.2% of the OCEANEs, equal to approximately 80.0% of the capital and voting rights of EOS on a fully diluted basis. Pursuant to applicable French laws and regulations, the Offer was reopened by the Autorité des Marchés Financiers (the “AMF”) in France to purchase all of the remaining EOS Shares and OCEANEs at the same respective prices as in the initial Offer on May 17, 2021 and will close on June 2, 2021. If ATEC and/or its affiliates own 90% or more of EOS’ share capital and voting rights following the closing of the reopened Offer, ATEC shall implement a mandatory squeeze out on any remaining non-tendered EOS Shares pursuant to applicable French laws and regulations (the “Squeeze-Out”). A squeeze-out of the OCEANEs may also be implemented if ATEC and/or its affiliates own 90% or more of EOS Shares on an as-converted basis. After giving effect to the completion of the Offer, as reopened, and any Squeeze Out, the total purchase price for EOS will be approximately $116.9 million. The results of the completion of the initial Offer were published on May 10, 2021, by the AMF, and settlement occurred on May 13, 2021.

ITEM 7.01	Regulation FD Disclosure.

On May 12, 2021, the Company issued a press release announcing the results of the Offer. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(a)Financial Statements of Businesses Acquired.

The financial statements required by this Item 9.01(a) will be filed by an amendment to this report within 71 calendar days after the date this report was required to be filed.

(b)Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) will be filed by an amendment to this report within 71 calendar days after the date this report was required to be filed.

(d) Exhibits

The following exhibits are furnished with this report:

Exhibit No.	Description

99.1	Press Release of Alphatec Holdings, Inc., dated May 12, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

The Company cautions you that statements included in this Current Report on Form 8-K that are not a description of historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward looking statements include the Company’s plans to commence a tender offer for the remaining EOS Shares and OCEANEs, and the expected aggregate consideration to be paid in connection with the acquisition of EOS.

The important factors that could cause actual operating results to differ significantly from those expressed or implied by such forward-looking statements include, but are not limited to: uncertainties as to the timing of the Offer for the remaining EOS Shares and OCEANEs; uncertainties as to the percentage of EOS’ securityholders tendering their shares in the Offer for the remaining EOS Shares; the possibility that competing offers will be made and accepted; risks related to the AMF’s review of the Offer; ATEC’s and EOS’ ability to satisfy the conditions to Offer closing for the transaction on the anticipated timeline or at all; the satisfaction of conditions, including applicable regulatory clearances; the occurrence of any event, change or other circumstance that could give rise to the termination of the Tender Offer Agreement; the effect of the announcement of the Offer and related transactions on the ability of the parties to retain and hire key personnel, maintain relationships with their customers and suppliers, and maintain their operating results and business generally; the inability to reach the required threshold to complete the Squeeze-Out resulting in EOS Shares continuing to be traded on Euronext and related regulatory requirements in connection therewith; the inability of the Company to secure the financing contemplated to be obtained on the expected terms or timing, or at all, whether as a result of failure to meet certain conditions or otherwise; risks related to potential litigation in connection with the Offer or the Offer closing that may result in significant costs of defense, indemnification and liability; the risk that the businesses will not be integrated successfully; unexpected variations in market growth and demand for the combined company’s products and technologies; and the risk that benefits and synergies from the acquisition may not be fully realized or may take longer to realize than expected; the impact of the COVID-19 pandemic on the Company’s and EOS’ business and the economy; and other risks detailed in the Company’s public periodic filings with the U.S. Securities and Exchange Commission. The words “believe,” “will,” “should,” “expect,” “intend,” “estimate,” “look forward,” and “anticipate,” variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and ATEC undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement.

Certain Legal Matters

This communication is not intended to, and does not, constitute, represent or form part of any offer, invitation or solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities whether pursuant to this Current Report on Form 8-K, the attached press release or otherwise.

The distribution of this communication in jurisdictions outside the United States or France may be restricted by law or regulation and therefore any person who comes into possession of this communication should inform themselves about, and comply with, such restrictions. Any failure to comply with such restrictions may constitute a violation of the securities laws or regulations of any such relevant jurisdiction.

EOS is incorporated in France and listed on Euronext and any offer for its securities will be subject to French disclosure and procedural requirements, which differ from those that are applicable to offers conducted solely in the United States, including with respect to withdrawal rights, offer timetable, settlement procedures and timing of payments. The transactions described above will be structured to comply with French and U.S. securities laws and regulations applicable to transactions of this type.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHATEC HOLDINGS, INC.

Date: May 18, 2021	By:	/s/ J. Todd Koning
Name: J. Todd Koning Title: Chief Financial Officer